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                      IN THE UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF TENNESSEE
                              CHATTANOOGA DIVISION

____________________________________
                              )
IN RE:                        )
                              )
THE KRYSTAL COMPANY,          )    CASE NO. 95-15306
                              )
     DEBTOR.                  )    CHAPTER 11
                              )


                ORDER CONFIRMING SECOND AMENDED AND RESTATED PLAN
                 OF REORGANIZATION FILED BY THE KRYSTAL COMPANY



     The Second Amended and Restated Plan of Reorganization filed by The Krystal Company (the "Plan"), having been filed with the Court on February 10, 1997 by The Krystal Company ("Krystal"); copies of the Plan, the Disclosure Statement dated February 10, 1997, as revised February 24, 1997, to Accompany Second Amended and Restated Plan of Reorganization Filed by The Krystal Company (the "Disclosure Statement) and related documents having been distributed to all creditors as provided in the Order Approving Disclosure Statement and Fixing Time for Filing Acceptances or Rejection of Krystal's Second Amended Chapter 11 Plan, Fixing Date for Hearing on Confirmation and Time for Filing Objections to Confirmation and Fixing Date, Time and Place for Hearing on Confirmation of Plan, together with notice thereof and the Summary of Ballots having been filed with the Court on April 9, 1997; the hearing on confirmation of the Plan having been commenced on April 9, 1997 (the "Confirmation Hearing") and the Court having considered all Objections; and upon the statements of counsel and the evidence adduced at the Confirmation Hearing, and all of the proceedings held before this Court; and the appearances of all interested parties having been noted on the record of the Confirmation Hearing; and upon the Plan and the

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record of the Confirmation Hearing, the Court having found and concluded that the Plan should be confirmed as reflected by the Court's ruling at the conclusion of the Confirmation Hearing, which ruling is incorporated herein by reference as though set forth in full; and after due consideration and deliberation, it is hereby ORDERED, ADJUDGED, FOUND and DECREED that:



                              I.  FINDINGS OF FACT



A.   THE DISCLOSURE STATEMENT.



     1. By order dated February 26, 1997, the Court approved the Disclosure Statement as containing "adequate information" within the meaning of section 1125 of the Bankruptcy Code.

B.   SOLICITATION AND VOTING.

     2. Based upon the certificate of service, dated December 26, 1996 filed by Krystal, the Court finds that all persons required to receive notice of the hearings held on December 23, 1996 and February 14, 1997 to consider the adequacy of the Disclosure Statement, and the Confirmation Hearing, have received due, proper, timely and adequate notice of such hearings in accordance with the Order of this Court dated February 26, 1997 and have had an opportunity to appear at and be heard at such hearings.

     3. Krystal has solicited votes with respect to the Plan only from Classes 3, 4, 5 and 6. Krystal's solicitation of votes with respect to the Plan was conducted in good faith and in a manner consistent with the Bankruptcy Code.

     4. Based upon the Certificate of Krystal, which was filed with the Court on April 9, 1997, concerning acceptances and rejections of the Plan, the number and amount of claims timely voting to accept the Plan, exclusive of any votes cast by holders of claims subject to objection that have not obtained temporary allowances of such claims for voting purposes, are as follows:


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--------------------------------------------------------------------------------
               VOTERS ACCEPTING                   VOTERS REJECTING
--------------------------------------------------------------------------------
            NUMBER         AMOUNT             NUMBER           AMOUNT
            ------         ------             ------           ------
--------------------------------------------------------------------------------
 CLASS 3      1            $2,895,666.03      0                $0.00

              (100%)       (100%)             (0%)             (0%)
--------------------------------------------------------------------------------
 CLASS 4      1            $137,500.00        0                $0.00

              (100%)       (100%)             (0%)             (0%)
--------------------------------------------------------------------------------
 CLASS 5     7003          $39,965,926.30     19               $22,122.22

            (99%)          (99.94%)           (1%)             (.06%)
--------------------------------------------------------------------------------
 CLASS 6      3            $36,245,298.63     0                $0.00

             (100%)        (100%)             (0%)             (0%)
--------------------------------------------------------------------------------



     5. Based upon the numbers and amounts of claims set forth above, the holders of at least two-thirds in amount and a majority in number of the allowed claims in each of Class 3, 4, 5 and 6 actually voting have accepted the Plan, exclusive of any votes cast by holders of claims subject to objection that have not obtained temporary allowances of such claims for voting purposes.

C.   THE PLAN SATISFIES THE REQUIREMENTS OF THE BANKRUPTCY CODE.

     6.   The Plan complies with the applicable provisions of the Bankruptcy
Code.

     7. Krystal has complied with the applicable provisions of the Bankruptcy Code.

     8. The Plan was proposed in order to pay all Allowed Claims of Creditors in full and to effect the reorganization of Krystal.

     9. The Plan has been proposed in good faith and not by any means forbidden by law.



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     10.  The Plan designates classes of claims and classes of equity interests.
With respect to each class of claims or equity interests under the Plan, each claim or equity interest is substantially similar to the other claims or equity interests in such class.

     11. The Plan provides the same treatment for each claim or equity interest in any particular class of claims or equity interests.

     12. The Plan provides for the amendment on the Effective Date of Krystal's articles of incorporation to prohibit the issuance of equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code.

     13. There is no governmental regulatory commission that has jurisdiction over Krystal's rates, and the Plan does not provide for any change in Krystal's rates.

     14. Under the Plan, claims and equity interests in Classes 1, 2 and 7 are unimpaired and, therefore, are conclusively presumed to accept the Plan and will be paid or provided for in full.

     15. Under the Plan, claims in Classes 3, 4, 5 and 6 are impaired and, therefore, are entitled to vote on and have accepted the Plan.

     16. Krystal has disclosed the identity and affiliations of any individual proposed to serve, after confirmation of the Plan, as a director, officer or voting trustee of Krystal or a successor to Krystal under the Plan and the appointment to, or continuance in, such office of such individual, is consistent with the interests of creditors and equity security holders and with public policy.



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     17.  On the Effective Date of the Plan, (a) all of the Krystal's Property
shall revest in the reorganized Debtor, and (b) all claims against Krystal shall be deemed claims against the reorganized Debtor.

     18. The discharge and injunction contained in Article 9 of the Plan are integral to the Plan and provide a material benefit to Krystal's Estate.

     19. The Plan provides that any payment made or to be made by Krystal for services or for costs and expenses in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by or is subject to the approval of the Court.

     20.  The Plan provides adequate means for its implementation.

     21. Confirmation of the Plan is not likely to be followed by liquidation or further financial reorganization not proposed in the Plan.

     22. Krystal will have sufficient funds to meet its postconfirmation obligations, to pay for the costs of its operations and to satisfy all Allowed Claims in accordance with the provisions of the Plan.

     23. The distributions under the Plan will be at least equal to the distributions that would be payable if this Case was a case under chapter 7 of the Bankruptcy Code. Accordingly, the liquidation analysis under chapter 7 contained in the Disclosure Statement and as further presented at the Confirmation Hearing clearly demonstrates that each holder of a claim or equity interest in each impaired Class under the Plan either has accepted the Plan, or will receive or retain under the Plan on account of such claim or interest property of a value that is at least equal to the amount that such holder would receive or retain in a chapter 7 liquidation of Krystal's Estate.


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     24.  The Plan provides that, except as otherwise agreed by the holder of such claim, each holder of an allowed administrative expense claim will be paid in full, in Cash, not later than the Effective Date for claims already matured or past due as of the Effective Date, or in the ordinary course of payment for claims not yet matured or past due as of the Effective Date. No holder of an administrative expense claim has asserted a sustained objection to such holder's treatment under the Plan and, therefore, each such holder is deemed to have agreed to such treatment.

     25. The Plan provides that each holder of an Allowed Priority Claim will be paid in full, in Cash, not later than the later of the Effective Date or the date on which such Allowed Priority Claim becomes due and payable pursuant to the terms thereof, unless the holder of such claim has agreed to less favorable treatment for such holder's claim. No holder of an Allowed Priority Claim has objected to such holder's treatment under the Plan and, therefore, each such holder is deemed to have agreed to such treatment.

     26. The Plan provides for the payment on the Effective Date of all fees payable under 28 U.S.C. Section 1930.

     27. All payments relating to retiree benefits have been made since the commencement of the Case in accordance with section 1114 of the Bankruptcy Code and the Plan provides that the Debtor shall continue all Retiree Benefits for the duration of the period Krystal has obligated itself to provide such benefits; and.

     28. Each impaired Class of claims entitled to vote on the Plan has voted to accept the Plan.

                             II.  CONCLUSIONS OF LAW

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A.   THE COURT HAS JURISDICTION TO CONFIRM THE PLAN.

     29.  The Court has jurisdiction to consider confirmation of the Plan
pursuant to 28 U.S.C. Section 1334(b).   The Confirmation Hearing is a core
proceeding pursuant to 28 U.S.C. Section 157(b)(2)(L) and venue properly lies in this district pursuant to 28 U.S.C. Section 1408(a).

     30. Krystal is a proper debtor under section 109 of the Bankruptcy Code and is a proper proponent of the Plan under section 1121(a) of the Bankruptcy Code.

B.   THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1122 OF THE BANKRUPTCY CODE.

     31. Section 1122(a) of the Bankruptcy Code states that a plan may place a claim or equity interest in a particular class if such claim or equity interest is substantially similar to the other claims or equity interests of such class.
Section 1122(b) of the Bankruptcy Code provides that a plan may designate a separate class of claims consisting only of every unsecured claim that is less than or reduced to an amount that the court approves as reasonable and necessary for administrative convenience. A classification scheme satisfies section 1122 of the Bankruptcy Code when a reasonable basis exists for the choices made and all claims within a particular class are substantially similar.

     32. The classification of claims and equity interests in the Plan is reasonable and necessary to implement the Plan and, therefore, satisfies the requirements of section 1122 of the Bankruptcy Code.

C. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1123(a)(1) OF THE BANKRUPTCY CODE.

     33. The Plan designates classes of claims and equity interests and, therefore, satisfies the requirements of section 1123(a)(1) of the Bankruptcy Code.



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D.   THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1123(a)(2) OF THE BANKRUPTCY
     CODE.

     34. The Plan specifies that Classes 1, 2 and 7 are unimpaired under the Plan. Accordingly, the Plan satisfies the requirements of section 1123(a)(2) of the Bankruptcy Code.

E. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1123(a)(3) OF THE BANKRUPTCY CODE.

     35. Article 4 of the Plan specifies the treatment of each impaired Class of claims and/or equity interests (i.e., Classes 3, 4, 5 and 6) and, accordingly, the Plan satisfies the requirements of section 1123(a)(3) of the Bankruptcy Code.

F. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1123(a)(4) OF THE BANKRUPTCY CODE.

     36. Section 1123(a)(4) of the Bankruptcy Code requires a plan to provide the same treatment for each claim or equity interest of a particular class, unless the holder of a particular claim or equity interest agrees to less favorable treatment of such particular claim or equity interest. The Plan provides the same treatment for each claim or equity interest in each particular Class and, accordingly, satisfies section 1123(a)(4) of the Bankruptcy Code.

G. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1123(a)(5) OF THE BANKRUPTCY CODE.

     37. The Plan provides adequate means for the implementation thereof and, accordingly, satisfies section 1123(a)(5) of the Bankruptcy Code.

H. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1123(a)(6) OF THE BANKRUPTCY CODE.

     38. Section 1123(a)(6) requires a plan to provide for the inclusion in the charter of the debtor, if the debtor is a corporation, or of any corporation to which the debtor transfers all or any


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part of the debtor's estate or with which the debtor has merged or consolidated, of a provision prohibiting the issuance of nonvoting equity securities.

     39. On the Effective Date, the reorganized Debtor's certificate of incorporation will be amended to prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code.

     40. The reorganized Debtor will not have more than one class of securities possessing voting power for purposes of section 1123(a)(6).

     41.  Based upon the foregoing, the Plan satisfies the requirements of section 1123(a)(6) of the Bankruptcy Code.

I. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1123(a)(7) OF THE BANKRUPTCY CODE.

     42. The Plan provides for the management of the reorganized Debtor in a manner consistent with the interests of creditors and equity security holders and with public policy. Accordingly, the Plan satisfies the requirements of section 1123(a)(7) of the Bankruptcy Code.

J. THE ASSUMPTION AND REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES PURSUANT TO SECTION 1123(b)(2) OF THE BANKRUPTCY CODE IS IN THE BEST INTERESTS OF KRYSTAL, ITS ESTATE AND CREDITORS.

     43. In accordance with section 1123(b)(2) of the Bankruptcy Code, the Plan provides for the assumption by Krystal of all executory contracts and unexpired leases to which Krystal is a party on the Confirmation Date and which had not previously been assumed or rejected.

     44. Krystal's decision regarding the assumption of executory contracts and unexpired leases is based upon and is within the sound business judgment of Krystal and is in the best interests of Krystal, its Estate and its creditors.



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K.   THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(1) OF THE BANKRUPTCY
     CODE.

     45. The Plan complies with all of the applicable provisions of the Bankruptcy Code.

L. KRYSTAL HAS SATISFIED THE REQUIREMENTS OF SECTION 1129(a)(2) OF THE BANKRUPTCY CODE.

     46. Section 1129(a)(2) of the Bankruptcy Code requires that the plan proponent comply with all of the applicable provisions of the Bankruptcy Code.

     47. Krystal has complied with all of the provisions of the Bankruptcy Code and the Bankruptcy Rules governing notice, disclosure and solicitation in connection with the Plan, the Disclosure Statement and all other matters considered by the Court in connection with this Case.

     48. Good, sufficient and timely notice of the Confirmation Hearing and of all other hearings in this Chapter 11 Case has been given to all holders of claims and equity interests and all other parties in interest to whom notice should have been given.

     49. The solicitation of votes from holders of claims was made following approval of the Disclosure Statement and dissemination of the Disclosure Statement to holders of claims in Classes that are impaired under the Plan and entitled to vote and was made in good faith and in compliance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules.

     50. With respect to impaired Classes 3, 4, 5 and 6, the solicitation and tabulation of ballots were properly performed.

     51. Krystal has fulfilled all of the obligations and duties owed to its Estate as required and set forth in sections 1107 and 1108 of the Bankruptcy Code.

     52.  Therefore, Krystal has satisfied the requirements of
section 1129(a)(2) of the Bankruptcy Code.



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M.   THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(3) OF THE BANKRUPTCY
     CODE.


     53. In accordance with section 1129(a)(3) of the Bankruptcy Code, the Plan has been proposed in good faith and not by any means forbidden by law. In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the formulation of the Plan.

     54. The fact that the Plan has been accepted by Classes 3, 4, 5 and 6 demonstrates the determination of creditors that the Plan is in their best interests and maximizes distributions available to them.

     55. On the basis of the evidence presented at the Confirmation Hearing, the Court finds and concludes that the Plan has been proposed with the legitimate purpose of completing the reorganization of Krystal's business and to maximize the returns available to creditors.

     56.  In light of all the circumstances, the Plan satisfies section 1129(a)(3) of the Bankruptcy Code.

N. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(4) OF THE BANKRUPTCY CODE.

     57. In accordance with section 1129(a)(4) of the Bankruptcy Code, all payments made or to be made by Krystal or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or in connection with the Case or the Plan and incident to this Case, have been approved by or are subject to the approval of the Court as reasonable.

     58. Accordingly, the Plan satisfies the requirements of section 1129(a)(4) of the Bankruptcy Code.

O. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(5) OF THE BANKRUPTCY CODE.


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     59.  Krystal has disclosed in the Disclosure Statement the identities and affiliations of any individual proposed to serve, after confirmation of the Plan, as a director, officer or voting trustee of Krystal, and the service of such individuals is consistent with the interests of creditors and equity security holders and with public policy. Accordingly, the requirements of section 1129(a)(5)(A) of the Bankruptcy Code have been satisfied.

     60. Krystal has adequately disclosed in the Disclosure Statement the identities of insiders that will be employed or retained by the Reorganized Debtor and the nature of any compensation for such insiders.

P.   SECTION 1129(a)(6) OF THE BANKRUPTCY CODE IS NOT APPLICABLE TO THE PLAN.

     61. The Plan does not provide for change in any rate that requires regulatory approval. There is no governmental regulatory commission that has jurisdiction over Krystal's rates. Therefore, section 1129(a)(6) of the Bankruptcy Code is not applicable to the Plan.

Q. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(7) OF THE BANKRUPTCY CODE.

     62. Section 1129(a)(7) requires each creditor or equity interest holder in an impaired class to accept the plan, or receive or retain under the plan on account of such claim or interest property of a value, as of the effective date of the plan, that is not less than the amount that such holder would receive or retain if the debtor were liquidated under chapter 7 of the Bankruptcy Code.

     63. Krystal has shown that the value of distributions to each creditor and equity interest holder under the Plan is not less than the value of distributions that each creditor and equity interest holder would receive in a chapter 7 liquidation scenario.



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     64.  Based upon the record of the Confirmation Hearing and of the Case, the
Court finds that all holders of claims or equity interests in impaired Classes will receive at least as much under the Plan as they would under a chapter 7 liquidation.

     65. Accordingly, the Plan satisfies the "best interest of creditors" test under section 1129(a)(7) of the Bankruptcy Code.

R. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(8) OF THE BANKRUPTCY CODE.

     66. Section 1129(a)(8) of the Bankruptcy Code requires that, with respect to each class of claims or interests, such class has accepted the plan, or such class is not impaired under the plan.

     67. The claims in each of Classes 1, 2 and 7 are unimpaired and each holder of a claim in each such Class is conclusively presumed to have accepted the Plan and the solicitation of acceptances with respect to each such Class is not required. In addition, each of impaired Classes 3, 4, 5 and 6 have accepted the Plan. Accordingly, the requirements of section 1129(a)(8) have been satisfied.

S. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(9) OF THE BANKRUPTCY CODE.

     68. The Plan provides for the payment in full, in Cash, of all claims specified in section 507 of the Bankruptcy Code and, accordingly, satisfies the requirements of all three subsections of section 1129(a)(9) of the Bankruptcy Code.

T. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(10) OF THE BANKRUPTCY CODE.


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     69.  Pursuant to section 1129(a)(10) of the Bankruptcy Code, at least one impaired class of claims must accept the plan, determined without including any acceptance of the plan by any insider.

     70. The Plan satisfies section 1129(a)(10) because Classes 3, 4, 5 and 6, all of the voting Classes, have accepted the Plan, determined without including any acceptance of the Plan by an insider holding a claim in such Classes.

U. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(11) OF THE BANKRUPTCY CODE.

     71. Section 1129(a)(11) of the Bankruptcy Code requires that a plan must be "feasible," that is, the Court must determine that confirmation of the plan is not likely to be followed by the liquidation or further financial reorganization of the debtor or its successor under the plan, unless such liquidation or reorganization is proposed in the plan.

     72. Krystal has demonstrated that it will have sufficient funds to meet its postconfirmation obligations, to pay for the costs of its operations and to satisfy claims as set forth in the Plan and to continue its businesses, the Plan complies with the feasibility standard set forth in section 1129(a)(11) of the Bankruptcy Code.

V. THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(a)(12) OF THE BANKRUPTCY CODE.

     73. All fees payable under 28 U.S.C. Section 1930 have been paid or the Plan provides for the payment, on or before the Effective Date, of all such fees. Accordingly, the Plan satisfies the requirements of section 1129(a)(12) of the Bankruptcy Code. Krystal shall continue to pay U.S. Trustee's fees and to file monthly operating reports until a final decree is entered or until this case is dismissed or converted to another chapter under the Bankruptcy Code.



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W.   THE PLAN SATISFIES SECTION 1129(a)(13) OF THE BANKRUPTCY CODE WITH RESPECT
     TO RETIREE BENEFITS.

     74. All payments relating to retiree benefits have been made since the commencement of the Case and the Plan provides for Krystal to continue to pay such benefits for the duration of the period Krystal has obligated itself to provide such benefits in satisfaction of Section 1129(a)(13) of the Bankruptcy Code.

X.   THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(d) OF THE BANKRUPTCY
     CODE.

     75. The principal purpose of the Plan is not the avoidance of taxes or avoidance of the requirements of Section 5 of the Securities Act of 1933, and there has been no Objection filed by any governmental unit asserting such avoidance. Therefore, the Plan satisfies the requirements of section 1129(d) of the Bankruptcy Code.

Y. THE DISCHARGE AND INJUNCTION PROVISIONS OF THE PLAN ARE CONSISTENT WITH SECTIONS 105, 1129 AND OTHER APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE.

     76. This Court has jurisdiction to approve and order the discharge and injunction, as provided in Article 9 of the Plan, pursuant to 28 U.S.C. Section 1334 and section 105 of the Bankruptcy Code.

     77. Section 105(a) of the Bankruptcy Code permits the approval of the discharge and the issuance of the injunction, as provided in Article 9 of the Plan. The discharge and injunction provisions of the Plan are consistent with sections 105 and 1129 and other applicable provisions of the Bankruptcy Code, including section 524(e).


                            III.  DECRETAL PROVISIONS

     78.  The Plan be, and it hereby is, confirmed.



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     79.  To the extent any Objections to confirmation of the Plan have not been withdrawn prior to entry of this Order or are not cured by the relief granted herein, all remaining Objections to confirmation of the Plan be, and they hereby are, overruled and all withdrawn Objections be, and they hereby are, deemed withdrawn with prejudice.

     80. The Confirmation Date be, and it hereby is, the date on which the Clerk of this Court enters this order on its docket.

     81. The Effective Date be, and it hereby is, the first business day after satisfaction of the conditions contained in section 9.10 of the Plan, which date shall be at least ten days following the Confirmation Date.

     82.  The record of the Confirmation Hearing be, and it hereby is, closed.

     83. In accordance with section 1141 of the Bankruptcy Code, the Plan and its provisions be, and they hereby are, binding upon Krystal, the reorganized Debtor, each person or entity acquiring or receiving property under the Plan, and each holder of a claim against or equity interest in Krystal, whether or not the claim or equity interest of such creditor or equity interest holder is impaired under the Plan, such creditor or equity interest holder has filed, or is deemed to have filed, a proof of claim or equity interest, and such creditor or equity interest holder has accepted or rejected the Plan.

     84. In accordance with section 1141 of the Bankruptcy Code, all property of the Estate on the Effective Date shall, on the Effective Date, be, and it hereby is, vested in the reorganized Debtor as designated in and provided for by the Plan.

     85. Except as otherwise provided in the Plan, on the Effective Date, the transfer of any assets by Krystal or the reorganized Debtor as contemplated by the Plan, and the vesting of the assets of Krystal in the reorganized Debtor pursuant to sections 1141(b) and (c) of the Bankruptcy Code be, and they hereby are, on the Effective Date, free and clear of all claims against and equity interests in Krystal, and liens or encumbrances securing same, and the Plan and this Order supersede any Court order issued prior to the date hereof that is inconsistent herewith.

     86. Except as set forth in the Plan, on and after the Effective Date, every holder of a claim or equity interest be, and they hereby are, precluded and permanently enjoined from commencing or continuing any action, employment of process or act to collect, offset or recover the Claims discharged by the Plan and from taking any action to enforce rights, or alleged rights, against Krystal, against any of Krystal's Property, against any property of the Estate, or against any collateral in which said Creditors assert a Lien, which rights, or alleged rights, are inconsistent with the terms of the Plan. The injunction provided for herein and in the Plan does not prohibit creditors from taking any enforcement action against Krystal, its property or any other person in the event that Krystal fails to comply with the terms of the Plan.

     87. All rights and Causes of Action accruing to Krystal be, and they hereby are, assets of the Reorganized Debtor, which may pursue those rights and Causes of Action as appropriate as set forth in the Plan, in accordance with what is in the best interests of, and for the benefit of, the reorganized Debtor and those creditors who will receive distributions subsequent to the Effective Date.

     88. The reorganized Debtor be, and it hereby is, authorized to be represented by the professionals retained by Krystal, and such professionals are hereby authorized to provide services to the reorganized Debtor without the necessity of obtaining any other or further approvals of the Bankruptcy Court.



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     89.  The reorganized Debtor be, and it hereby is, ordered to file and serve all objections to claims as soon as practicable, but in no event later than sixty (60) days after the Confirmation Date; provided, however, that if no objection has been filed by the above date, the claim to which the proof of claim or scheduled claim relates shall be treated as an Allowed Claim if such claim has not been allowed or disallowed earlier. Except as to objections pending as of the Confirmation Date, after the Confirmation Date, only the reorganized Debtor shall have the authority to prosecute, settle, compromise, withdraw or litigate to judgment objections to claims and counterclaims.

     90. The reorganized Debtor shall distribute Cash in accordance with the relevant provisions of Articles 3, 4 and 7 of the Plan, in payment of all Allowed Claims. The Plan shall not be deemed to have been substantially consummated until such time as all conditions set forth in section 9.10 of the Plan have been satisfied or have occurred and at least $35,000,000 of the proceeds of the financing obtained to implement the Plan have been distributed to Creditors in satisfaction of Allowed Claims. Nothing herein shall be deemed to alter the definition of "substantial consummation" as set forth in the Plan.

     91. The reorganized Debtor be, and it hereby is, authorized and directed to take all necessary steps, and to perform all necessary acts, to consummate the terms and conditions of the Plan.

     92. The reorganized Debtor be, and it hereby is, ordered to distribute Cash and other property in accordance with the applicable provisions of the Plan.

     93. On the Confirmation Date, all executory contracts and unexpired leases that exist between Krystal and any person or entity, that have not been previously assumed or rejected by


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order of the Court or which are not the subject of a motion to assume or reject pending on the Confirmation Date, be, and they hereby are, assumed in accordance with the provisions and requirements of section 365 of the Bankruptcy Code and entry of the Confirmation Order by the Clerk of the Court shall constitute an order approving such assumptions pursuant to section 365(a) of the Bankruptcy Code.

     94. All proofs of claim with respect to claims arising from the rejection of executory contracts or unexpired leases must be filed with the Court no later than thirty days after the Confirmation Date. Any claim not filed within such time will be forever barred from assertion against the reorganized Debtor, Krystal, the Estate and its property. Unless otherwise ordered by the Court, all such claims arising from the rejection of executory contracts or unexpired leases will be, and will be treated as, Class 5 claims.

     95. Pursuant to sections 105(a) and 1127 of the Bankruptcy Code, this Court hereby retains jurisdiction over any and all matters arising out of or relating to the Chapter 11 Case, including, without limitation, (a) all matters set forth in the Plan, (b) such other matters and purposes as may be necessary or useful to aid in the confirmation and consummation of the Plan and its implementation, and (c) any lawsuit or claim arising under, in connection with, or based directly or indirectly on this Order.

     96.  All applications for payment of fees and expenses pursuant to section 503(b) of the Bankruptcy Code be, and they hereby are, required to be filed with the Court within thirty days after the Confirmation Date and any requests for payment of such fees and expenses not filed within such time period be, and they hereby are, discharged and forever barred except as otherwise may be ordered by the Court.



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

     97. In accordance with section 1142 of the Bankruptcy Code, the implementation and consummation of the Plan in accordance with its terms be, and it hereby is, authorized and approved, including, without limitation, the execution and delivery of all documents, instruments, certificates and agreements to be entered into pursuant to the Plan by Krystal and/or any successors to Krystal, including the reorganized Debtor, and the transfers of property by and to Krystal and the reorganized Debtor contemplated to be made pursuant to the Plan, including, without limitation, the granting of liens, security interests and encumbrances to secure loans obtained to fund the distributions required by the Plan.

     98. In accordance with section 1142 of the Bankruptcy Code, the reorganized Debtor and Krystal be, and they hereby are, authorized, empowered and directed to execute, deliver, file and record any document, and to take any action necessary or appropriate to implement, effectuate and consummate the Plan in accordance with its terms, whether or not any such document is specifically referred to in the Plan and without further application to or order of this Court.

     99. The reorganized Debtor be, and it hereby is, authorized and empowered to take any and all actions as set forth and described in the Plan.

     100. Except as provided by the Plan, on the Effective Date, (a) all of Krystal's Property be, and they hereby are, revested in the reorganized Debtor,
(b) all claims against Krystal be, and they hereby are, deemed claims against the reorganized Debtor, and (c) the reorganized Debtor shall be managed by the officers and directors thereof, in good faith so as to maximize the value of the reorganized Debtor's property, without the supervision or approval of the Court.



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

     101. The appointment of the officers and directors of the reorganized Debtor as provided under the Plan be, and it hereby is, deemed to have occurred and shall be in effect without any requirement of further action or order of the Court.

     102. All persons and entities holding claims or equity interests which are dealt with under the Plan be, and they hereby are, directed to execute, deliver, file and/or record all documents, and to take all actions necessary to implement, effectuate and consummate the Plan in accordance with its terms, and all such persons shall be bound by the terms and provisions of all documents to be executed by them in connection with the Plan, whether or not such documents actually have been executed by such persons.

     103. In the event of any inconsistencies between the Plan and any agreement or document intended to implement the provisions of the Plan, the provisions of the Plan shall govern unless otherwise explicitly provided for in such agreements or documents. Except that the order and the attached Settlement approving the compromise and settlement of the FLSA Claims asserted by persons represented by Stewart, Estes & Donnell shall govern over the terms of the Plan. In the event of any inconsistencies between the Plan and this Order, the provisions of this Order shall govern.

     104. The failure specifically to include any particular provision of the Plan in this Order shall not diminish or impair the efficacy of such provision, it being understood the intent of the Court that the Plan be confirmed and approved in its entirety.

     105. To the extent any of the foregoing findings of fact constitute conclusions of law, they are adopted as such. If any of the foregoing conclusions of law constitute findings of fact, they are adopted as such.


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



                                              /s/ JAMES C. COOK
                                              ----------------------------------
                                              UNITED STATES BANKRUPTCY JUDGE





PREPARED AND PRESENTED:

KING & SPALDING







By: /s/ SARAH R. BORDERS
   ---------------------------
David G. Epstein
Ga. Bar No. 249533
Sarah Robinson Borders
Ga. Bar No. 610649
191 Peachtree Street
Atlanta, Georgia 30303
(404) 572-4600

ATTORNEYS FOR THE KRYSTAL COMPANY



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